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Exhibit 10.40

        The following three amendments to the Health Net, Inc. 401(k) Savings Plan (as amended and restated effective January 1, 2001) constitute all amendments to such plan made through December 31, 2002:

AMENDMENT NUMBER ONE
TO THE
HEALTH NET, INC. 401(K) SAVINGS PLAN
(As Amended and Restated effective January 1, 2001)

        The Health Net, Inc. 401(k) Savings Plan (the "Plan") is amended effective September 30, 2001 as follows:

        Section 8.5(a) of the Plan is amended to delete the phrase "Unless a Participant or a Beneficiary elects an optional form of distribution described in subsection (b)," as it appears therein.

        1.      Subsection (b) of Section 8.5 of the Plan is hereby deleted in its entirety (redesignating each subsequent subsection and each reference thereto accordingly).

        2.      Section 8.5(d) of the Plan is amended to substitute the phrase "the payment of a lump sum shall be made" for the phrase "the payment of a lump sum shall be made, or installment or annuity payments shall commence, as the case may be," as it appears in the first sentence thereto.

        3.      Section 8.6 of the Plan is hereby deleted in its entirety (redesignating each subsequent Section and each reference thereto accordingly).

AMENDMENT NUMBER TWO
TO THE
HEALTH NET, INC. 401(K) SAVINGS PLAN
(As Amended and Restated effective January 1, 2001)

        The Health Net, Inc. 401(k) Savings Plan (the "Plan") is amended, effective as of January 1, 2002, except as otherwise provided, as follows:

        1.      Effective as of January 1, 2001, subsection (11) of Article 2 of the Plan is amended to insert the phrase ", a qualified transportation fringe benefit plan described in section 132(f) of the Code" after the phrase "or any other qualified cash or deferred arrangement described in section 401(k) of the Code" as it appears therein.

        2.      Section 4.2(a) of the Plan is amended to (I) to add the phrase "(or such higher percentage as deemed necessary to conform to the Company's payroll practices)" after the phrase "and not more than 17 percent (17%) of such Participant's Compensation"; (II) to substitute the phrase "as designated by the Participant either on his or her application form or by telephone or such electronic means as may be prescribed by the Committee, as described in Section 3.2" for the phrase "as designated by the Participant on his or her application pursuant to Section 3.2" as it appears at the end of the first sentence thereof and (III) to add a new sentence at the end thereof to read as follows:

  Notwithstanding the foregoing, the Committee may from time to time specify a limit on Salary Deferral Contributions made for the benefit of some or all Participants who are Highly Compensated Employees which is less than 17% of such Participant's Compensation.

        3.      Effective as of December 1, 2002, Section 4.2 of the Plan is further amended to add a new subsection at the end thereof to read as follows:

          (c)    Catch-Up Contributions. Each Participant who is eligible to make Salary Deferral Contributions for a payroll period pursuant to subsection (a) above and who has, or will attain age 50 before the close of the current Plan Year shall be eligible to have Salary Deferral Contributions made in addition to those described in subsection (a) above in accordance with, and subject to the limitations of, section 414(v) of the Code ("Catch-Up Contributions"). Such Catch-Up Contributions shall not be taken into account for purposes of Section 4.2 or 7.5 of the Plan. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of section 401(k)(3), 401(k)(11), 401(k)(12), 410(b) or 416 of the Code, as applicable, by reason of such Catch-Up Contributions.

        4.      Section 4.5 of the Plan is amended to delete subsections (c), (d)(3) and (e)(3) in their entirety (renumbering and redesignating each subsequent subsection and reference thereto).

        5.      Section 4.5(c)(2) (as renumbered) of the Plan is amended to add the phrase "(including any Matching Contributions made under Section 14.3)" after the phrase "the nearest one-hundredth of one percent (.01%), of the Matching Contributions" as it appears in the first sentence thereof.

        6.      The first sentence of Section 5.1 of the Plan is amended in its entirety to read as follows:

  If an Employee receives an "eligible rollover distribution" (within the meaning of section 402(c)(4) of the Code) from an employees' trust described in section 401(a) of the Code which is exempt from tax under section 501(a) of the Code, a qualified annuity plan described in section 403(a) of the Code, an annuity contract described in section 403(b) of the Code, an individual retirement account or annuity described in section 408(a) or 408(b) of the Code or an eligible plan under section 457(b) of the Code which is maintained by a state, a political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state, then such Employee may contribute to this Plan an amount not in excess of the eligible rollover distribution; provided, however, that, if any portion of an eligible rollover distribution includes after-tax contributions, such after-tax contributions may be rolled over to this Plan pursuant to this Section 5.1 only to the extent that such after-tax contributions are transferred on behalf of the Employee directly from a qualified defined contribution plan described in section 401(a) or 403(a) of the Code.

        7.      Section 5.2 of the Plan is amended to add a new phrase at the end thereof to read as follows:

        and shall not be required to accept such a contribution to the extent that it consists of property other than cash.

        8.      Section 6.2(a) of the Plan is amended to add the phrase "and existing investment funds may be removed," after the phrase "Additional investment funds may be established" as it appears in the last sentence thereof.

        9.      Section 7.5(1) of the Plan is amended (I) substitute the dollar amount "$40,000" for the dollar amount "$30,000" as it appears therein and (II) to substitute the percentage "one hundred (100%)" for the percentage "twenty-five (25%)" as it appears therein.

        10.  Section 8.2(c)(C) of the Plan is amended (I) to substitute the number "6" for the number "12" as it appears therein and (II) to delete the last sentence thereof in its entirety.

        11.  Effective for distributions commencing after the earlier of (i) the date which occurs 90 days following the date a summary is furnished to Plan participants describing the elimination of optional forms of benefit in accordance with Treasury Regulation section 1.411(d)-4(e)(1)(ii) and (ii) January 1, 2004 (whichever date occurs first, the "Elimination Effective Date"), Section 8.5(a) of the Plan is amended to delete the phrase "Unless a Participant or a Beneficiary elects an optional form of distribution described in subsection (b)," as it appears therein.

        12.  Effective as of the Elimination Effective Date, subsection (b) of Section 8.5 of the Plan is hereby deleted in its entirety (redesignating each subsequent subsection and each reference thereto accordingly).

        13.  Section 8.5(c) of the Plan is amended to delete the last sentence therein in its entirety.

        14.  Effective as of the Elimination Effective Date, Section 8.5(d) of the Plan is amended to delete the phrase ", or installment or annuity payments shall commence, as the case may be," as it appears in the first sentence thereto.

        15.  The first sentence of Section 8.5(e) of the Plan is amended in its entirety to read as follows:

  In the case of a distribution that is an "eligible rollover distribution" within the meaning of section 402(c)(4) of the Code, a distributee may elect that all or any portion of such distribution to which he or she is entitled shall be directly transferred from the Plan to an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, a qualified trust described in section 401(a) of the Code, an annuity contract described in section 403(b) of the Code or an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state which agrees to separately account for amounts transferred into such plan from this Plan; provided, however, that, in the case of any eligible rollover distribution that includes the Participant's After-Tax Account, a distributee may elect to transfer the After-Tax Account portion of such eligible rollover distribution only to an individual retirement account or annuity described in section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in section 401(a) or 403(a) of the Code that agrees to account separately for amounts directly transferred into such plan from this Plan, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

        16.  Effective as of the Elimination Effective Date, Section 8.6 of the Plan is hereby deleted in its entirety (redesignating each subsequent Section and each reference thereto accordingly).

        17.  Section 14.2(b) of the Plan is amended in its entirety to read as follows:

          (b)  Special Rules. For the purposes of determining the accrued benefit or account balance of a Participant under this Article 14, the accrued benefit or account balance of any person who has not performed services for an employer at any time during the 1-year period ending on the determination date shall not be taken into account. Furthermore, any person who received a distribution from a plan (including a plan that has terminated) in the aggregation group during the 1-year period ending on the last day of the preceding Plan Year shall be treated as a Participant in such plan, and any such distribution shall be included in such Participant's account balance or accrued benefit, as the case may be; provided, however, that in the case of a distribution made for a reason other than a Participant's separation from service, death or Disability, this sentence shall be applied by substituting "5-year period" for "1-year period".

        18.  Section 14.3 of the Plan is amended to substitute the phrase "Profit Sharing and Matching Contributions" for the phrase "Employer contributions" as it appears in the first sentence thereof.

AMENDMENT NUMBER THREE
TO THE
HEALTH NET, INC. 401(k) SAVINGS PLAN
(as amended and restated effective January 1, 2001)

        The Health Net, Inc. 401(k) Savings Plan (the "Plan") is amended, effective as of January 1, 1997, as follows:

        1.      Subsection (11) of Article 2 of the Plan is amended to add a new sentence at the end thereof to read as follows:

  Compensation, as defined in this subsection (11) and in Sections 4.5(c)(5), 7.5, 9.6 and 14.2(a)(4) of the Plan, shall include amounts not available to a Participant in cash because such amounts are used to purchase group health coverage under a cafeteria plan described in section 125 of the Code that requires participants in such plan to certify that they have other health coverage in order to receive cash rather than group health coverage, provided that such Participant's Employer does not request or collect information regarding the Participant's other health co/5verage as part of the enrollment process for the cafeteria plan.

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  Exhibit 10.40